                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  January 11, 2002

                               US ONCOLOGY, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-26190                  84-1213501
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)

        16825 Northchase Drive
             Suite 1300
           Houston, Texas                                         77060
(Address of principal executive offices)                        (Zip Code)

                                (832) 601-8766
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     On January 11, 2002, US Oncology, Inc. issued a press release announcing that it proposes to make a private placement of approximately $175 million in senior subordinated notes. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such exhibit are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

            Exhibit
            Number    Description
            ------    -----------
             99.1     Press release of U.S. Oncology, Inc., dated January 11,
                      2002

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 US ONCOLOGY, INC.

Date:  January 11, 2002          By:    /s/ Phillip H. Watts
                                    --------------------------------------
                                 Name:  Phillip H. Watts
                                 Title: Vice President and
                                        General Counsel

                               INDEX TO EXHIBITS

                                                                 SEQUENTIALLY
EXHIBIT                                                            NUMBERED
NUMBER                      DESCRIPTION                              PAGE
-------                     -----------                          -------------
 99.1         Press release of US Oncology, Inc. dated
              January 11, 2002